SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2003

           BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2
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               (Exact name of registrant as specified in charter)

                                                                 33-0811882
                                                                 33-0811885
   New York                        333-34225-06                  33-0811888
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(State or other               (Commission File No.)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
 organization)

c/o Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, CA                                                         92705-4934
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code: (714) 247-6271

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5. Other Events

           BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2

On March 25, 2003, Deutsche Bank National Trust Company, as Trustee for BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1998, among Bank of America Mortgage Securities, Inc. (formerly BA Mortgage Securities, Inc.) as the Depositor (the "Depositor"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association and successor to Bank of America,
FSB) as Master Servicer (the "Master Servicer"), and Deutsche Bank National Trust Company (as successor to Bankers Trust Company of California, N.A.), as trustee (the "Trustee").

Item 7. Financial Statements and Exhibits

            (c) Exhibits

Exhibit No.                                Description
-----------       --------------------------------------------------------------

99 Report to Holders of BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2 relating to the distribution date of March 25, 2003 prepared by the Trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 10, 2003


                     BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2

                              By: /s/ Judy Lowman
                                  ----------------------------------------------
                              Name:   Judy Lowman
                                      Vice President
                                      Bank of America Mortgage Securities, Inc.,
                                      as Depositor

                                  EXHIBIT INDEX

Exhibit

99                Monthly Distribution Date Statement dated March 25, 2003